UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

ATLANTIC COASTAL ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 St Johns Lane, Floor 5 New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 890-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-half of one redeemable warrant	ACABU	The Nasdaq Stock Market LLC
Shares of Series A common stock included as part of the units	ACAB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	ACABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2022, the Registration Statement on Form S-1 (File No. 333-261459) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Atlantic Coastal Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On January 19, 2022, the Company consummated the IPO of 30,000,000 units (the “Units”), including 3,900,000 Units sold upon partial exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Series A common stock, $0.0001 par value per share (the “Series A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Series A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits of the Registration Statement:

•

an Underwriting Agreement, dated January 13, 2022, between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Private Placement Warrant Purchase Agreement, dated January 13, 2022, between the Company and Atlantic Coastal Acquisition Management II LLC (the “Sponsor”), pursuant to which the Sponsor purchased 13,850,000 private placement warrants, each exercisable to purchase one share of Series A Common Stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”);

•

a Public Warrant Agreement, dated January 13, 2022 (the “Public Warrant Agreement”), and a Private Warrant Agreement, dated January 13, 2022, (the “Private Warrant Agreement” and, together with the Public Warrant Agreement, the “Warrant Agreements”) between the Company and Continental Stock Transfer & Trust Company, as warrant agent, which set forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreements; and indemnification of the warrant agent by the Company under the agreements;

•

an Investment Management Trust Agreement, dated January 13, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO proceeds and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated January 13, 2022, between the Company and certain securityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such securityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination and the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated January 13, 2022, by and between the Company, the Sponsor and each of the officers, directors and director nominees of the Company, pursuant to which the Sponsor and each officer, director and director nominee of the Company has agreed to vote any shares of Capital Stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 15 months; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

an Expense Advancement Agreement, dated January 13, 2022, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to advance to the Company up to $1,750,000 in the aggregate as may be necessary to fund the Company’s expenses relating to investigating and selecting a target business and other working capital requirements following the IPO and prior to any potential initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 4.1, 4.2, 10.2, 10.3, 10.4, and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 13,850,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $13,850,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Private Warrant Agreement.

Item 5.03. Amendments to Certificate of Incorporation.

On January 18, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

On January 13, 2022, the Company adopted its Code of Business Conduct and Ethics, which is applicable to its directors, officers and employees. The Code of Business Conduct and Ethics is filed as Exhibit 14.1 hereto.

On January 18, 2022, the underwriters in the IPO informed the Company that they would not exercise the remaining portion of the over-allotment option. As a result, 3,750 shares of Series B common stock, $0.0001 par value per share, of the Company were forfeited by the Sponsor. On January 19, 2022, such forfeited shares were cancelled by the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters named therein

3.1	Amended and Restated Certificate of Incorporation

4.1	Private Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

4.2	Public Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrant Purchase Agreement between the Company and Atlantic Coastal Acquisition Management II LLC

10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration Rights Agreement between the Company, Atlantic Coastal Acquisition Management II LLC and certain securityholders of the Company

10.4	Letter Agreement between the Company and Atlantic Coastal Acquisition Management II LLC and each of the officers and directors of the Company

10.5	Expense Advancement Agreement between the Company and Atlantic Coastal Acquisition Management II LLC

14.1	Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2022

ATLANTIC COASTAL ACQUISITION CORP. II

By:	/s/ Shahraab Ahmad
Name:	Shahraab Ahmad
Title:	Chief Executive Officer

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